Fees Summary	Apr. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 89,350,547.13
Previously Paid Amount	1.49
Total Fee Amount	12,339.31
Total Offset Amount	0
Net Fee	$ 12,337.82